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                Prudential MoneyMart Assets, Inc.
              Supplement dated October 31, 1997 to
               Prospectus dated February 28, 1997

The following information supplements "Other Investments and Policies" in the Prospectus:

          When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations and no interest accrues to the Fund until delivery and payment take place. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The purchase of securities on a "when-issued" basis may involve additional risks. See "Investment Objective and Policies - When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

MF108C-1